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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 25, 2002







                            OXFORD HEALTH PLANS, INC.
         --------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                     001-16437                06-1118515
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(State or other jurisdiction of        (Commission              (IRS Employer
incorporation)                         File Number)          Identification No.)


48 Monroe Turnpike, Trumbull, Connecticut                          06611
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(Address of principal executive offices)                         (Zip Code)


                                 (203) 459-6000
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              (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS.

           The Company's Press Release dated July 25, 2002 announcing its settlement with the Securities and Exchange Commission is attached as an Exhibit hereto and incorporated herein by reference.

ITEM 7.  Financial Statements and Exhibits

           (c)   Exhibits

                  99(a) Press Release dated July 25, 2002


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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             OXFORD HEALTH PLANS, INC.


Date: July 25, 2002                          By:       /s/ MARC M. KOLE
                                                --------------------------------
                                                         MARC M. KOLE
                                                   Senior Vice President and
                                                   Chief Accounting Officer


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                   OXFORD HEALTH PLANS, INC. AND SUBSIDIARIES
                                  EXHIBIT INDEX



Exhibit                                                                   Page
Number               Description of Document                             Number
------               -----------------------                             ------

  99(a)              Press Release dated July 25, 2002                     5


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